CERTIFICATE AS TO AUTHORIZING RESOLUTIONS
AND INCUMBENCY CERTIFICATE

The undersigned hereby certifies that he or she is the Secretary of EMERITUS CORPORATION, a Washington corporation (“Company”), that as such he or she is authorized to execute this Certificate on behalf of the Company and that:
(a)   annexed hereto as EXHIBIT A is a true and correct copy of the Resolutions duly adopted by the board of directors of the Company at a meeting duly held on
_February 13__, 2004;
(b)   such Resolutions have been entered in the minute book of the Company, have not been modified or rescinded and remain in full force and effect;
(c)   annexed hereto as EXHIBIT B are true, correct, and complete copies of the articles of incorporation and the bylaws of the Company, as heretofore amended; and
(d)
   the following persons whose names, titles and signatures appear below are duly qualified to hold their respective offices as of the date hereof:

Name	Signature	Office

_William M. Shorten______	/s/_William M. Shorten____	Director of Real Estate Finance

________________________	________________________	________________________
Dated as of July _20__, 2004.
/s/ Raymond R. Brandstrom
Name:
Raymond R. Brandstrom
Secretary

EXHIBIT B – ARTICLES AND BYLAWS PAGE 1 [ 12187-2203 / SB041880.030 ] 7/6/04